UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  November 22, 2013

Cloud Medical Doctor Software Corporation

(Exact name of registrant as specified in its charter)

Texas	000-28745	86-0837077
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

 1291 Galleria Drive, Suite 200

Henderson, NV 89014

(Address of principal executive offices) (Zip Code)

702-818-9011

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On November 21, 2013, National Scientific Corporation’s (the “Company’s”) independent auditors, S.E. Clark & Company, P.C. (“Clark”), were dismissed and concurrently the Company has engaged GBH CPAs, PC (“GBH”) as the Company’s independent auditors for the fiscal year ending September 30, 2012. This decision was approved by the Company’s Board of Directors.

During the fiscal years ended September 30, 2008, 2009, 2010 and 2011 and the subsequent interim periods preceding the cessation of the relationship with Clark, there were no disagreements with Clark on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedures or any reportable events, which disagreement, if not resolved to the satisfaction of the former accountants, would have caused it to make reference to the subject matter of the disagreement in connection with its report. National Scientific Corporation is currently a Medical Software and Technology company, and reports by Clark on the balance sheets for each of the last four fiscal years, and the related statements of operations, stockholders’ equity, and cash flows for each of the four years, do contain a going concern notice, but do not otherwise contain a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has not, during its four most recent fiscal years and any subsequent interim periods prior to engaging GBH, consulted with GBH regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither written nor oral advice was provided by GBH which was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement with Clark.

The Company submitted a copy of this Form 8-K to GBH and Clark prior to filing with the Commission, and Clark’s letter on this matter indicating no accounting disagreements with management will be filed as an exhibit to an amendment to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

 The following exhibits are furnished as part of this report:

(d)	Exhibits

Number	Description
16.1	Letter of S.E. Clark & Company, P.C., regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Date: November 27, 2013	Cloud Medical Doctor Software Corporation By: /s/ Michael De La Garza
Michael De La Garza
Chief Executive Officer (Principal Executive Officer)

Registrant Date: November 27, 2013	Cloud Medical Doctor Software Corporation By: /s/ Pamela Thompson
Pamela Thompson
Chief Financial Officer (Principal Accounting Officer)